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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2003



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)





              MARYLAND                    1-9106                23-2413352
    (State or Other Jurisdiction        (Commission          (I.R.S. Employer
          of Incorporation)            file number)       Identification Number)



             401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462
                    (Address of principal executive offices)


                          (610) 325-5600 (Registrant's
                     telephone number, including area code)








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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

99.1     Press Release dated February 27, 2003

Item 12.  Results of Operations and Financial Condition.

         Furnished pursuant to Exhibit 99.1 of this Form 8-K is a press release of the Company dated February 27, 2003 reporting fourth quarter and full year 2002 financial results.























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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BRANDYWINE REALTY TRUST


                                By: /s/ Gerard H. Sweeney
                                    --------------------------------------------
                                    Title: President and Chief Executive Officer

Date: February 28, 2003
















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